Exhibit 99.1

Frontier Communications
3 High Ridge Park
Stamford, CT 06905
203.614.5600
www.frontier.com

Frontier Communications to Release Third-Quarter 2012 Results and Host Call

STAMFORD, Conn., Oct 1, 2012 -- Frontier Communications Corporation  (NASDAQ: FTR) plans to release third-quarter 2012 results on Tuesday, November 6, 2012 before the market opens and to host a conference call that day at 9:00 A.M. Eastern Time.  The conference call will be webcast and may be accessed at:

http://investor.frontier.com/eventdetail.cfm?eventid=119395

A telephonic replay of the conference call will be available for one week beginning at 12:00 P.M. Eastern Time, November 6, 2012 at 888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 719-457-0820, passcode 2334836.  A webcast replay of the call will be available at www.frontier.com/ir.

INVESTOR CONTACT:	MEDIA CONTACT:
Gregory Lundberg	Brigid Smith
VP Investor Relations & Assistant Treasurer	AVP, Corp. Comm.
(203) 614-5044	(203) 614-5042
greg.lundberg@ftr.com	brigid.smith@ftr.com

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